WARRANT AGREEMENT
                                      among
                             TRUE TEMPER CORPORATION
                                       and
                                  EMHART, INC.


                             -----------------------
                         Dated as of September 30, 1998

                                TABLE OF CONTENTS
                                                                            Page

SECTION 1.        Warrant Certificates.......................................-1-

SECTION 2.        Execution of Warrant Certificates..........................-2-

SECTION 3.        Registration...............................................-2-

SECTION 4.        Registration of Transfers and Exchanges....................-2-

SECTION 5.        Terms of Warrants; Exercise of Warrants....................-3-

SECTION 6.        Payment of Taxes...........................................-4-

SECTION 7.        Mutilated or Missing Warrant Certificates..................-5-

SECTION 8.        Reservation of Warrant Shares..............................-5-

SECTION 9.        Obtaining Stock Exchange Listings..........................-5-

SECTION 10.       Adjustment of Number of Warrant Shares Issuable............-5-

SECTION 11.       No Dilution or Impairment; Capital and Ownership
                  Structure.................................................-14-

SECTION 12.       Fractional Interests......................................-14-

SECTION 13.       Notices to Warrant Holders................................-14-

SECTION 14.       Tag Along and Drag-Along Rights...........................-16-

SECTION 15.       Notices...................................................-16-

SECTION 16.       Supplements and Amendments................................-16-

SECTION 17.       Successors................................................-16-

SECTION 18.       Termination...............................................-16-

SECTION 19.       New York Law; Submission to Jurisdiction; Waiver of Jury
                  Trial.....................................................-16-

SECTION 20.       Benefits of This Agreement................................-17-

SECTION 21.       Counterparts..............................................-17-

                                WARRANT AGREEMENT

         WARRANT AGREEMENT dated as of September 30, 1998 among TRUE TEMPER CORPORATION, a Delaware corporation ("Holdings"), and the purchaser set forth on the signature pages hereto (the "Purchaser"). Capitalized terms used herein and not defined herein shall have the meanings specified in the Securities Purchase Agreement described below.

                                    RECITALS

         WHEREAS, Holdings and the Purchaser have entered into a Securities Purchase Agreement, dated as of September 30, 1998 (as amended, supplemented or otherwise modified, the "Securities Purchase Agreement"), pursuant to which the Purchaser will purchase up to $25 million in initial accreted value of the Senior Increasing Rate Discount Notes (the "Notes") of Holdings;

         WHEREAS, Holdings has agreed that if the Notes remain outstanding on the first anniversary of the Closing Date (the "First Anniversary Date"), holders of the Notes will be entitled to receive (on the terms and conditions, and pursuant to the schedule, set forth in the Escrow Agreement referred to below) warrants, as hereinafter described (the "Warrants"), to purchase up to 2.1% of the fully-diluted common stock, $.01 par value per share, of Holdings (the Common Stock or any security substituted for the Common Stock issuable on exercise of the Warrants being referred to herein as the "Warrant Shares"), at an initial exercise price equal to $.01 per share (the "Exercise Price");

         WHEREAS, Holdings has agreed that the holders of Notes shall be entitled to receive, on the First Anniversary Date, and again at the end of each of the eight subsequent periods following the First Anniversary Date set forth in the Escrow Agreement, Warrants representing percentages set forth in the Escrow Agreement of the total Warrants placed in escrow, such that on the 721st day following the Closing Date 100% of all Warrants previously held in escrow shall have been released; and

         WHEREAS, Holdings has agreed to execute the Warrants and deliver the Warrants to an escrow agent on the date hereof and such escrow agent has agreed to deliver the Warrants to the holders of Notes in accordance with an Escrow Agreement dated September 30, 1998 (as amended, supplemented or otherwise modified, the "Escrow Agreement") among Holdings, the Purchaser and Snoga, Inc., as escrow agent.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

                                    AGREEMENT

         SECTION 1. Warrant Certificates. The certificates evidencing the Warrants (the "Warrant Certificates") to be delivered pursuant to this Agreement shall be in registered form only and shall be substantially in the form set forth in Exhibit A attached hereto.

         SECTION 2.  Execution    of   Warrant    Certificates.    Warrant
Certificates shall be signed on behalf of Holdings by its President, any Vice-President or its Chief Financial Officer (each an "Officer"). Each such signature upon the Warrant Certificates may be in the form of a facsimile signature of the present or any future Officer and may be imprinted or otherwise reproduced on the Warrant Certificates and for that purpose Holdings may adopt and use the facsimile signature of any person who shall have been an Officer, notwithstanding the fact that at the time the Warrant Certificates shall be delivered or disposed of he shall have ceased to hold such office.

         In case any Officer of Holdings who shall have signed any of the Warrant Certificates shall cease to be such Officer before the Warrant Certificates so signed shall have been delivered or disposed of by Holdings, such Warrant Certificates nevertheless may be delivered or disposed of as though such person had not ceased to be such Officer of Holdings.

         SECTION 3. Registration. Holdings shall number and register each Warrant Certificate in a register as such Warrant Certificate is issued. Holdings may deem and treat the registered holder(s) of the Warrant Certificates as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone), for all purposes, and shall not be affected by any notice to the contrary.

         SECTION 4. Registration of Transfers and Exchanges. Holdings shall from time to time register the transfer of any outstanding Warrant Certificates in a Warrant register to be maintained by Holdings upon surrender thereof accompanied by a written instrument or instruments of transfer in form satisfactory to Holdings, duly executed by the registered holder or holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney. Upon any such registration of transfer, a new Warrant Certificate shall be issued to the transferee(s) and the surrendered Warrant Certificate shall be canceled and disposed of by Holdings.

         The Warrant holders agree that prior to any proposed transfer of the Warrant or of the Warrant Shares, if such transfer is not made pursuant to an effective Registration Statement under the Act or Holdings does not receive an opinion of counsel, reasonably satisfactory in form and substance to Holdings, that such transfer is exempt from registration requirements under the Securities Act, the Warrant holder will, if requested by Holdings, deliver to Holdings:

         (1) an investment covenant reasonably satisfactory to Holdings signed by the proposed transferee;

         (2) an agreement by such transferee to the placement of the restrictive investment legend set forth below on the Warrant or the Warrant Shares;

         (3) an agreement by such transferee that Holdings may place a notation in the stock books of Holdings or a "stop transfer order" with any transfer agent or registrar with respect to the Warrant Shares; and

         (4) an agreement by such transferee to be bound by the provisions of this Section 4 relating to the transfer of such Warrant or Warrant Shares.

         The Warrant holders agree that each certificate representing Warrant Shares will bear (i) any legend that the Stockholders Agreement may require and
(ii) the following legend:

         "THE SECURITIES EVIDENCED OR CONSTITUTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE REGISTRATION PROVISIONS OF SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS HAVE BEEN COMPLIED WITH OR UNLESS HOLDINGS HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO HOLDINGS THAT SUCH REGISTRATION IS NOT REQUIRED."

         Warrant Certificates may be exchanged at the option of the holder(s) thereof, when surrendered to Holdings at its office for another Warrant Certificate or other Warrant Certificates of like tenor and representing in the aggregate a like number of Warrants. Warrant Certificates surrendered for exchange shall be canceled and disposed of by Holdings.

         SECTION 5. Terms of Warrants; Exercise of Warrants. Subject to the terms of this Agreement, each Warrant holder shall have the right, which may be exercised commencing at the opening of business on the Exercise Date (as defined below) and until 5:00 p.m. New York City time on the seventh anniversary of the Exercise Date, to receive from Holdings the number of fully paid and nonassessable Warrant Shares which the holder may at the time be entitled to receive on exercise of such Warrant and payment of the Exercise Price for such Warrant Shares. For purposes hereof, "Exercise Date" means, for any Warrant, the date upon which such Warrant was released from escrow pursuant to the terms of the Escrow Agreement.

         A Warrant may be exercised upon surrender to Holdings at its office designated for such purpose (the address of which is set forth in Section 15 hereof) of the certificate or certificates evidencing the Warrants to be exercised with the form of election to purchase on the reverse thereof duly filled in and signed, which signature shall be guaranteed by a bank or trust company having an office or correspondent in the United States or a broker or dealer which is a member of a registered securities exchange or the National Association of Securities Dealers, Inc. (the "NASD"), and upon payment to Holdings of the Exercise Price. Payment of the Exercise Price shall be made (i) in cash or by certified or official bank check payable to the order of Holdings,
(ii) through the surrender of debt of the Company (including, without limitation, the Notes outstanding under the Securities Purchase Agreement) having a principal amount equal to the aggregate Exercise Price to be paid (the Company shall pay the accrued interest or dividends on such surrendered debt in cash at the time of surrender notwithstanding the stated terms thereof), (iii) by tendering Warrants having a fair market value equal to the Exercise Price or
(iv) with any combination of (i), (ii) or (iii). For purpose of clause (iii) above, the fair market value of the Warrants shall be determined as follows: (A) to the extent the Common Stock is publicly traded and listed on the Nasdaq Stock Market, Inc. or a national securities exchange, the fair market value shall be equal to the difference between (1) the Quoted Price of the Common Stock on the date of exercise and (2) the Exercise Price; or (B) to the extent the Common Stock is not publicly traded, or otherwise is not listed on a national securities exchange, the fair market value shall be equal to the value per share as determined in good faith by the Board of Directors of Holdings pursuant to
Section 10(n).

         Subject to the provisions of Section 6 hereof, upon such surrender of Warrants and payment of the Exercise Price, Holdings shall issue and cause to be delivered with all reasonable dispatch, but in no event later than 5 Business Days after such surrender and payment, to or upon the written order of the holder and in such name or names as the Warrant holder may designate, a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of such Warrants as provided in Section 10; provided, however, that if any consolidation, merger or lease or sale of assets is proposed to be effected by Holdings as described in subsection (m) of Section 10 hereof, or a tender offer or an exchange offer for shares of Common Stock of Holdings shall be made, upon such surrender of Warrants and payment of the Exercise Price as aforesaid, Holdings shall, as soon as possible, but in any event not later than 2 Business Days thereafter, issue and cause to be delivered the full number of Warrant Shares issuable upon the exercise of such Warrants in the manner described in this sentence as provided in Section 10. Together with the delivery of such Warrant Shares, Holdings shall deliver a certificate of its chief accounting or chief financial officer setting forth and certifying the calculations made by Holdings pursuant to Section 10 hereof to determine the number of Warrant Shares issuable upon the exercise of the surrendered Warrant or Warrants. Such certificate or certificates representing Warrant Shares shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Exercise Price.

         The Warrants shall be exercisable, at the election of the holders thereof, either in full or from time to time in part and, in the event that a certificate evidencing Warrants is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the date of expiration of the Warrants, a new certificate evidencing the remaining Warrant or Warrants will be issued and delivered pursuant to the provisions of this Section and of Section 2 hereof.

         All Warrant Certificates surrendered upon exercise of Warrants shall be canceled and disposed of by Holdings.

         Holdings shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the holders during normal business hours at its office.

         SECTION 6. Payment of Taxes. Holdings shall pay all documentary stamp taxes attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; provided, however, that Holdings shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Warrant Shares in a name other than that of the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and Holdings shall not be required to issue or deliver such Warrant Certificates unless or until the person or persons requesting the issuance thereof shall have paid to Holdings the amount of such tax or shall have established to the satisfaction of Holdings that such tax has been paid.

         SECTION 7. Mutilated or Missing Warrant Certificates. In case any of the Warrant Certificates shall be mutilated, lost, stolen or destroyed, Holdings may in its discretion issue, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence reasonably satisfactory to Holdings of such loss, theft or destruction of such Warrant Certificate and indemnity, if requested, also reasonably satisfactory to it. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as Holdings may prescribe.

         SECTION 8. Reservation of Warrant Shares. Holdings shall at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

         Holdings or, if appointed, the transfer agent for the Common Stock (the "Transfer Agent") and every subsequent transfer agent for any shares of Holdings' capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. Holdings will keep a copy of this Agreement on file with the Transfer Agent and with every subsequent transfer agent for any shares of Holdings' capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. Holdings will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto, transmitted to each holder pursuant to Section 13 hereof.

         Before  taking any action which would cause an  adjustment  pursuant to
Section 10 or 11 hereof in the Exercise Rate, Holdings will take any corporate action which may, in the opinion of its counsel, be necessary in order that Holdings may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Rate as so adjusted.

         Holdings covenants that all Warrant Shares which may be issued upon exercise of Warrants will, upon issue, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.

         SECTION 9. Obtaining Stock Exchange Listings. Holdings will from time to time take all action which may be necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of Warrants, will be listed on the principal securities exchanges and markets within the United States of America, if any, on which other shares of Common Stock are then listed.

         SECTION 10. Adjustment of Number of Warrant Shares Issuable. The number of Warrant Shares issuable upon the exercise of each Warrant (the "Exercise Rate") is subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 10 and under the circumstances described in
Section 11. For purposes of this Section 10, "Common Stock" means shares now or hereafter authorized of any class of common stock of Holdings and any other stock of Holdings, however designated, that has the right (subject to any prior rights of any class or series of preferred stock) to participate in any distribution of the assets or earnings of Holdings without limit as to per share amount.

         (a)      Adjustment for Change in Capital Stock.  If Holdings:

                  (1) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

                  (2) subdivides its outstanding shares of Common Stock into a greater number of shares;

                  (3) combines its outstanding shares of Common Stock into a smaller number of shares;

                  (4) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or

                  (5) issues by reclassification of its Common Stock any shares of its capital stock;

then the Exercise Rate in effect immediately prior to such action shall be proportionately adjusted so that the holder of any Warrant thereafter exercised may receive the aggregate number and kind of shares of capital stock of Holdings which he would have owned immediately following such action if such Warrant had been exercised immediately prior to such action.

         The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

         If after an adjustment a holder of a Warrant upon exercise of it may receive shares of two or more classes of capital stock of Holdings, Holdings shall determine in good faith the allocation of the adjusted Exercise Rate between the classes of capital stock. After such allocation, the exercise privilege and the Exercise Rate of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section.

         Such adjustment shall be made successively whenever any event listed above shall occur.

         (b) Adjustment for Rights Issue. If Holdings issues any rights, options or warrants entitling any person to subscribe for Common Stock or securities convertible into, or exchangeable or exercisable for, Common Stock at an offering price (or with an initial conversion, exchange or exercise price plus such offering price) that is less than the Current Market Price per share of Common Stock on the record date for such issuance (all of the foregoing, "Rights"), the Exercise Rate shall be adjusted in accordance with the formula:

         O+N
E'= E*--------
         N*P
       O+----
          M

where:

         E'                = the adjusted Exercise Rate.

         E                 = the current Exercise Rate.

         O = the number of shares of Common Stock outstanding on the record date (assuming the conversion, exercise or exchange of all Rights and convertible securities into shares of Common Stock).

         N = the number of additional shares of Common Stock issuable pursuant to the Rights offered.

         P = the offering price plus initial conversion, exchange or exercise price per share of the additional shares of Common Stock issuable pursuant to the Rights.

         M = the Current Market Price per share of Common Stock on the record date.

         The adjustment shall be made successively whenever any such Rights are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive the Rights in the case of Rights to be issued to the holders of Common Stock. To the extent that shares of Common Stock are not delivered after the expiration of such Rights, the Exercise Rate shall be readjusted to the Exercise Rate which would otherwise be in effect had the adjustment made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. In the event that such rights or warrants are not so issued, the Exercise Rate shall again be adjusted to be the Exercise Rate which would then be in effect if such date fixed for determination of stockholders entitled to receive such rights or warrants had not been so fixed.

         This subsection (b) does not apply to:

                  (1) Rights issued to persons in a bona fide public offering pursuant to a firm commitment underwriting,

                  (2) Rights issued to persons who are not affiliates of Holdings in a bona fide private placement through a placement agent that is a member firm of the NASD (except to the extent that any discount from the Current Market Price attributable to restrictions on transferability of the Rights, as determined in good faith by the Board of Directors pursuant to Section 10(n) and described in a Board resolution, shall exceed 5%), or

                  (3) Rights issued to Holdings' employees under bona fide employee benefit plans adopted by the Board of Directors and approved by the holders of Common Stock when required by law, if such Rights would otherwise be covered by this subsection (b) (but only to the extent that the aggregate number of Rights excluded hereby and issued after the date of this Agreement shall not exceed the right to subscribe for more than [5]% of the Common Stock then outstanding).

         (c) Adjustment for Other Distributions. If Holdings distributes to all holders of its Common Stock any of its assets (including but not limited to cash), debt securities, preferred stock or any rights or warrants to purchase any such securities, the Exercise Rate shall be adjusted in accordance with the formula:


       M
E'=E*------
      M-F

where:

         E'                = the adjusted Exercise Rate.

         E                 = the current Exercise Rate.

         M = the Current Market Price per share of Common Stock on the record date.

         F = the fair market value on the record date of the assets, securities, rights or warrants applicable to one share of Common Stock. The Board of Directors shall determine the fair market value pursuant to
                           Section 10(n) based upon the trading prices of publicly traded securities where applicable.

         The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution.

         This subsection does not apply to Rights referred to in subsection (b) of this Section 10.

         (d) Adjustment for Common Stock Issue. If Holdings issues shares of Common Stock for a consideration per share less than the Current Market Price per share on the date Holdings fixes the offering price of such additional shares, the Exercise Rate shall be adjusted in accordance with the formula:


         O+N
E'= E*--------
         N*P
       O+----
          M

where:

         E'                = the adjusted Exercise Rate.

         E                 = the then current Exercise Rate.

         O = the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares (assuming the conversion, exercise or exchange of all Rights and convertible securities into shares of Common Stock).

         N = the number of additional shares of Common Stock issued.

         P = the aggregate consideration received per share for the issuance of such additional shares of Common Stock.

         M = the Current Market Price per share of Common Stock on the date of issuance of such additional shares of Common Stock.

         The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

         This subsection (d) does not apply to:

         (1) any of the transactions described in subsections (a), (b) and (c) of this Section 10,

         (2) the exercise of Warrants, or the conversion or exchange of other securities convertible or exchangeable for Common Stock,

         (3) Common Stock issued upon the exercise of rights or warrants issued to the holders of Common Stock,

         (4) Common Stock issued to stockholders of any person that is not affiliated with Holdings and that merges into Holdings in proportion to their stock holdings of such person immediately prior to such merger, upon such merger,

         (5) Common Stock issued to persons in a bona fide public offering pursuant to a firm commitment underwriting, or

         (6) Common Stock issued to persons who are not affiliates of Holdings in a bona fide private placement through a placement agent that is a member firm of the NASD (except to the extent that any discount from the Current Market Price attributable to restrictions on transferability of the Common Stock, as determined in good faith by the Board of Directors pursuant to Section 10(n) and described in a Board resolution, shall exceed 5%).

         (e) Adjustment for Convertible Securities Issue. If Holdings issues any securities convertible into or exchangeable for Common Stock (other than securities issued in transactions described in subsections (b) and (c) of this
Section 10) for a consideration per share of Common Stock initially deliverable upon conversion or exchange of such securities less than the Current Market Price per share on the date of issuance of such securities, the Exercise Rate shall be adjusted in accordance with the formula:


         O+N
E'= E*--------
         N*P
       O+----
          M

where:

         E'                = the adjusted Exercise Rate.

         E                 = the then current Exercise Rate.

         O = the number of shares of Common Stock outstanding immediately prior to the issuance of such securities (assuming the conversion, exercise or exchange of all Rights and convertible securities into shares of Common Stock).

         N = the maximum number of shares of Common Stock deliverable upon conversion of or in exchange for such securities at the initial conversion or exchange rate.

         P = the aggregate consideration received for the issuance of each such security, plus any additional consideration received upon the exchange or conversion of such security.

         M = the Current Market Price per share on the date of issuance of such securities.

         The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

         If all of the Common Stock deliverable upon conversion or exchange of such securities has not been issued when such securities are no longer outstanding, then the Exercise Rate shall promptly be readjusted to the Exercise Rate which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of shares of Common Stock issued upon conversion or exchange of such securities.

         This subsection (e) does not apply to:

         (1) convertible securities issued to stockholders of any person that is not affiliated with Holdings and that merges into Holdings, or with a subsidiary of Holdings, in proportion to their stock holdings of such person immediately prior to such merger, upon such merger,

         (2) convertible securities issued to persons in a bona fide public offering pursuant to a firm commitment underwriting,

         (3) convertible securities issued to persons who are not affiliates of Holdings in a bona fide private placement through a placement agent which is a member firm of the NASD (except to the extent that any discount from the Current Market Price attributable to restrictions on transferability of Common Stock issuable upon conversion, as determined in good faith by the Board of Directors pursuant to Section 10(n) and described in a Board resolution, shall exceed 5%), or

         (4)  convertible   securities  that  are  otherwise   provided  for  by
subsections (a), (b), (c) or (d) of this Section 10.

         (f) Current Market Price. The current market price per share of Common Stock (the "Current Market Price") on any date is the average of the Quoted Prices of the Common Stock for 30 consecutive trading days commencing 45 trading days before the date in question. The "Quoted Price" of the Common Stock is the last reported sales price of the Common Stock as reported by Nasdaq Stock Market, or if the Common Stock is listed on a securities exchange, the last reported sales price of the Common Stock on such exchange which shall be for consolidated trading if applicable to such exchange, or if neither so reported or listed, the last reported bid price of the Common Stock. In the absence of one or more such quotations, the Board of Directors of Holdings shall determine the Current Market Price pursuant to Section 10(n) in good faith.

         (g) Consideration Received. For purposes of any computation respecting consideration received pursuant to subsections (d) and (e) of this Section 10, the following shall apply:

                  (1) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by Holdings for any underwriting of the issue or otherwise in connection therewith;

                  (2) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors pursuant to Section 10(n), based upon the trading prices of publicly traded securities where appropriate (irrespective of the accounting treatment thereof), and described in a resolution of the Board of Directors of Holdings; and

                  (3) in the case of the issuance of securities convertible into or exchangeable for shares, the aggregate consideration received therefor shall be deemed to be the consideration received by Holdings for the issuance of such securities plus the additional minimum consideration, if any, to be received by Holdings upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (1) and (2) of this subsection).

         (h) When De Minimis Adjustment May Be Deferred. No adjustment in the Exercise Rate need be made unless the adjustment would require an increase or decrease of at least 1% in the Exercise Rate. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment.

         All calculations under this Section shall be made to the nearest 1/100th of a share.

         (i) When No Adjustment Required. No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest.

         No adjustment need be made for a change in the par value or no par value of the Common Stock.

         To the extent the Warrants become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

         (j) Notice of Adjustment. Whenever the Exercise Rate is adjusted, Holdings shall provide the notices required by Section 15 hereof.

         (k) Voluntary Increase. Holdings from time to time may increase the Exercise Rate by any amount for any period of time if the period is at least 20 days and if the increase is irrevocable during the period.

         Whenever the Exercise Rate is increased, Holdings shall mail to Warrant holders a notice of the increase. Holdings shall mail the notice at least 15 days before the date the increased Exercise Rate takes effect. The notice shall state the increased Exercise Rate and the period it will be in effect.

         An increase of the Exercise Rate does not change or adjust the Exercise Rate otherwise in effect for purposes of subsections (a), (b), (c), (d) and (e) of this Section 10.

         (l)      Notice of Certain Transactions.  If:

                  (1) Holdings takes any action that would require an adjustment in the Exercise Rate pursuant to subsections (a), (b), (c), (d) or (e) of this Section 10;

                  (2)   Holdings   takes  any  action   that  would   require  a
         supplemental  Warrant  Agreement  pursuant  to  subsection  (m) of this
         Section 10; or

                  (3)   there is a liquidation or dissolution of Holdings,

then Holdings shall mail to Warrant holders a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, transfer, lease, liquidation or dissolution. Holdings shall mail the notice at least 15 days before such date. Failure to mail the notice or any defect in it shall not affect the validity of the transaction.

         (m) Reorganization of Company. If Holdings consolidates or merges with or into, or transfers or leases all or substantially all its assets to, any person, upon consummation of such transaction the Warrants shall automatically become exercisable for the kind and amount of securities, cash or other assets which the holder of a Warrant would have owned immediately after the consolidation, merger, transfer or lease if the holder had exercised the Warrant immediately before the effective date of the transaction. Concurrently with the consummation of such transaction, the corporation formed by or surviving any such consolidation or merger if other than Holdings, or the person to which such sale or conveyance shall have been made, shall enter into a supplemental Warrant Agreement so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section. The successor company shall mail to Warrant holders a notice describing the supplemental Warrant Agreement.

         If the issuer of securities deliverable upon exercise of Warrants under the supplemental Warrant Agreement is an affiliate of the formed, surviving, transferee or lessee corporation, that issuer shall join in the supplemental Warrant Agreement.

         If this subsection (m) applies, subsections (a), (b), (c), (d) and (e) of this Section 10 do not apply.

         (n) Company Determination Not Final. Any determination that Holdings or its Board of Directors must make pursuant to this Agreement shall be made in good faith and shall be binding on the holders of Warrants, except as set forth herein. Holdings shall give each holder of Warrants written notice of any such determination by Holdings or its Board of Directors. If a majority of the holders of the Warrants do not agree with any such determination by Holdings or its Board of Directors, such holders may request, in a notice delivered to Holdings not later than 30 days after the date on which the holders received notice of such determination from Holdings, that such determination be made by an independent investment banking firm (or, if an investment banking firm is generally not qualified to render such a determination, an independent appraisal firm) of recognized national standing chosen by Holdings, which determination shall be final and binding on Holdings and the holders of Warrants, absent manifest error. All fees and expenses incurred in connection with any determination made by an independent investment banking firm or appraisal firm, as the case may be, shall be borne by Holdings, unless such determination is in agreement with the determination that was made by Holdings or its Board of Directors, in which case such fees and expenses shall be borne by the holders that requested such determination.

         (o) When Issuance or Payment May Be Deferred. In any case in which this
Section 10 shall require that an adjustment in the Exercise Rate be made effective as of a record date for a specified event, Holdings may elect to defer until the occurrence of such event issuing to the holder of any Warrant exercised after such record date the Warrant Shares and other capital stock of Holdings, if any, issuable upon such exercise over and above the Warrant Shares and other capital stock of Holdings, if any, issuable upon such exercise on the basis of the Exercise Rate; provided, however, that Holdings shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional Warrant Shares and other capital stock of Holdings upon the occurrence of the event requiring such adjustment.

         (p) Form of Warrants. Irrespective of any adjustments in the Exercise Rate or in the kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

         SECTION 11. No Dilution or Impairment; Capital and Ownership Structure. If any event shall occur as to which the provisions of Section 10 are not strictly applicable but the failure to make any adjustment would adversely affect the purchase rights represented by the Warrants in accordance with the essential intent and principles of such Section, then, in each such case, Holdings shall appoint, at its own expense, an investment banking firm of recognized national standing that does not have a direct or material indirect financial interest in Holdings or any of its subsidiaries, who has not been, and, at the time it is called upon to give independent financial advice to Holdings, is not (and none of its directors, officers, employees, affiliates or stockholders are) a promoter, director or officer of Holdings or any of its subsidiaries, which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in Section 10, necessary to preserve, without dilution, the purchase rights, represented by this Agreement and the Warrants. Upon receipt of such opinion, Holdings will promptly mail a copy thereof to the holders of the Warrants and shall make the adjustments described therein.

         Holdings will not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Warrants against dilution or other impairment. Without limiting the generality of the foregoing, Holdings (1) will take all such action as may be necessary or appropriate in order that Holdings may validly and legally issue fully paid and nonassessable shares of Common Stock on the exercise of the Warrants from time to time outstanding and (2) will not take any action which results in any adjustment of the Exercise Rate if the total number of Warrant Shares issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock then authorized by Holdings' certificate of incorporation and available for the purposes of issue upon such exercise. A consolidation, merger, reorganization or transfer of assets involving Holdings covered by Section 10(m) shall not be prohibited by or require any adjustment under this Section 11.

         SECTION 12. Fractional Interests. Holdings shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 12, be issuable on the exercise of any Warrants (or specified portion thereof), the number of Warrant Shares which shall be issued by Holdings on exercise of such Warrants shall be rounded (i) to the last previous whole number if the fraction is less than 0.5 of a Warrant Share or (ii) to the next higher whole number if the fraction is greater than or equal to 0.5 of a Warrant Share.

         SECTION 13. Notices   to  Warrant   Holders.   Upon  any
adjustment of the Exercise Rate pursuant to Section 10, Holdings shall promptly thereafter cause to be delivered, by first-class mail, postage prepaid, to each of the registered holders of the Warrant Certificates at his address appearing on the Warrant register a certificate of an Officer of Holdings setting forth the Exercise Rate after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based and setting forth the number of Warrant Shares (or portion thereof) issuable after such adjustment in the Exercise Rate, upon exercise of a Warrant and payment of the Exercise Price. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 13.

         In case:

         (a) Holdings shall authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants;

         (b) Holdings shall authorize the distribution to all holders of shares of Common Stock or evidences of its indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends payable in shares of Common Stock or distributions referred to in subsection (a) of Section 10 hereof);

         (c) of any consolidation or merger to which Holdings is a party and for which approval of any stockholders of Holdings is required, or of the conveyance or transfer of the properties and assets of Holdings substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock;

         (d) of the voluntary or involuntary dissolution, liquidation or winding up of Holdings; or

         (e) Holdings proposes to take any action which would require an adjustment of the Exercise Rate pursuant to Section 10;

then Holdings shall cause to be given to each of the registered holders of the Warrant Certificates at his address appearing on the Warrant register, at least 20 days (or 10 days in any case specified in clauses (a) or (b) above) prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, by first-class mail, postage prepaid, a written notice stating (i) the date as of which any such subdivision, combination or reclassification is to be made, or (ii) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividends, rights, options, warrants or distribution are to be determined, or
(iii) the  initial  expiration  date set forth in any tender  offer or  exchange offer for shares of Common Stock, or (iv) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this Section 13 or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

         Nothing contained in this Agreement or in any of the Warrant Certificates shall be construed as conferring upon the holders thereof the right to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of Directors of Holdings or any other matter, or any rights whatsoever as stockholders of Holdings.

         SECTION 14. Tag Along and Drag-Along Rights. Each of the parties hereto agrees, for the benefit of the other parties hereto and the parties to the Stockholders Agreement dated as of September 30, 1998 among Holdings and all of its shareholders, as amended from time to time (the "Stockholders Agreement"), to the provisions of Sections 4(c) and 5(a) of the Stockholders Agreement.

         SECTION 15. Notices. Any notice or demand authorized by this Agreement to be given or made by the registered holder of any Warrant Certificate to or on Holdings shall be delivered or sent by registered, certified or express mail, postage prepaid, return receipt requested, or given or made by facsimile, in each case, at the "Address for Notices" specified below Holdings' name on the signature pages hereof; or at such other address as shall be designated by Holdings in a written notice to the Warrant holders. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by facsimile or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

         Any notice pursuant to this Agreement to be given by Holdings to the registered holder(s) of any Warrant Certificate shall be delivered or sent by registered, certified or express mail, postage prepaid, return receipt requested, or given or made by facsimile, in each case, at the address of such holder appearing on the Warrant register of Holdings, or at such other address as shall be designated by such holder in a written notice to Holdings. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by facsimile or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

         SECTION  16.  Supplements  and  Amendments.   The  provisions  of  this
Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions of this Agreement may not be given unless Holdings has obtained the written consent of holders of at least 66 2/3% of the outstanding Warrant Certificates.

         SECTION 17. Successors. All the covenants and provisions of this Agreement by or for the benefit of Holdings shall bind and inure to the benefit of its respective successors and assigns hereunder.

         SECTION 18. Termination. This Agreement shall terminate when all Warrants have been exercised.

         SECTION 19. New York Law; Submission to Jurisdiction; Waiver of Jury Trial. THIS AGREEMENT AND EACH WARRANT CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS WARRANT AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS WARRANT AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         SECTION 20. Benefits of This Agreement. Except as expressly set forth in Section 14 hereof, nothing in this Agreement shall be construed to give to any person or corporation other than Holdings and the registered holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement; but, except as so set forth, this Agreement shall be for the sole and exclusive benefit of Holdings and the registered holders of the Warrant Certificates.

         SECTION 21. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Common Stock Warrant Agreement to be duly executed, as of the day and year first above written.

                            TRUE TEMPER CORPORATION



                            By:/s/
                              Name:
                              Title:

                            Address for Notices:

                            True Temper Corporation
                            8275 Tournament Drive, Suite 200
                            Memphis, TN  38125
                            Attention:  Vice President--Finance & Administration

                                  EMHART, INC.



                                  By:/s/
                                           Name:
                                           Title:

                                  Address for Notices:

                                  EMHART, INC.
                                  c/o The Black & Decker Corporation
                                  701 East Joppa Road
                                  Towson, MD  21286
                                  Attention:  Chief Financial Officer
                                  Facsimile No.:  (410) 716-3318

                                                                       EXHIBIT A

                          [Form of Warrant Certificate]

                                     [Face]

THE SECURITIES EVIDENCED OR CONSTITUTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE REGISTRATION PROVISIONS OF SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS HAVE BEEN COMPLIED WITH OR UNLESS HOLDINGS HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO HOLDINGS THAT SUCH REGISTRATION IS NOT REQUIRED.

No. _____

                               Warrant Certificate

                             TRUE TEMPER CORPORATION

         This Warrant Certificate certifies that ________________, or registered assigns, is the registered holder of Warrants (the "Warrants") to purchase common stock, $.01 par value per share (the "Common Stock"), of True Temper Corporation, a Delaware corporation ("Holdings"). This Warrant entitles the holder upon exercise to receive from Holdings, ___ fully paid and nonassessable shares of Common Stock (each, a "Warrant Share") at an exercise price of $.01 per share (the "Exercise Price") payable in lawful money of the United States of America upon surrender of this Warrant Certificate and payment of the Exercise Price at the office or agency of Holdings designated for such purpose, but only subject to the conditions set forth herein and in the Warrant Agreement referred to on the reverse hereof. The number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

         No Warrant may be exercised after 5:00 p.m., New York City time, on the seventh anniversary of the date upon which the such Warrant was released from escrow (the "Exercise Date") pursuant to the terms of the Escrow Agreement, dated September 30, 1998 (as amended, supplemented or otherwise modified, the "Escrow Agreement"), among Holdings, Emhart, Inc. and Snoga, Inc., as escrow agent.

         Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         THIS WARRANT CERTIFICATE SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPALS OF CONFLICTS OF LAWS.

         IN WITNESS WHEREOF, True Temper Corporation has caused this Warrant Certificate to be signed by an officer.

         Dated:  ______________

                                                     TRUE TEMPER CORPORATION



                                                     By:
                                                       Name:
                                                       Title:

                          [Form of Warrant Certificate]

                                    [Reverse]

         The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring on the seventh anniversary of such Warrants' Exercise Date entitling the holder on exercise to receive shares of common stock, $0.01 par value per share, of Holdings (the "Common Stock"), and are issued or to be issued pursuant to a Warrant Agreement dated as of September 30, 1998 (as amended, supplemented or otherwise modified, the "Warrant Agreement") among Holdings and Emhart, Inc., which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of Holdings and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to Holdings.

         A Warrant will not be exercisable until its respective Exercise Date. The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment of the Exercise Price in cash at the office of Holdings designated for such purpose. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his assignee a new Warrant Certificate evidencing the number of Warrants not exercised. No adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant.

         The Warrant Agreement provides that upon the occurrence of certain events the number of Warrant Shares issuable upon the exercise of each Warrant (the "Exercise Rate") may, subject to certain conditions, be adjusted. If the Exercise Rate is adjusted, the Warrant Agreement provides that the number of shares of Common Stock issuable upon the exercise of each Warrant shall be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant.

         The holders of the Warrants are entitled to certain tag-along rights and subject to certain drag-along rights with respect to the Common Stock purchasable upon exercise thereof. Said tag-along rights and drag-along rights are set forth in full in a Stockholders Agreement, dated as of September 30, 1998, among Holdings, _________________ and the principal holders of Holdings' Common Stock. A copy of the Stockholders Agreement may be obtained by the holder hereof upon written request to Holdings.

         Warrant Certificates, when surrendered at the office of Holdings by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

         Upon due presentation for registration of transfer of this Warrant Certificate at the office of Holdings, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

         Holdings may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and Holdings shall not be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of Holdings.

                         [Form of Election to Purchase]

                    (To Be Executed Upon Exercise Of Warrant)

         The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive shares of Common Stock and herewith tenders payment for such shares to the order of TRUE TEMPER CORPORATION in the amount of $.01 per share in accordance with the terms hereof. The undersigned requests that a certificate for such shares be registered in the
name of                            ,  whose  address is
and that such  shares be  delivered  to                    whose  address is
                      . If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be
registered in the name of             , whose address is        , and that such
Warrant Certificate be delivered to , whose address is .



                                 Signature:  _________________________



Date:  ____________________



                                 Signature Guaranteed:  _______________________